Exhibit 10.1

AMENDMENT NO. 4

to

CREDIT AGREEMENT

Dated as of May 13, 2026

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Fourth Amendment”), is entered into as of May 13, 2026, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”), the GUARANTORS party hereto, the LENDERS party hereto and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A. Borrower, the Guarantors, the Administrative Agent and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Credit Agreement dated as of October 31, 2024 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 7, 2025, Amendment No. 2 to Credit Agreement, dated as of February 19, 2026 and Amendment No. 3 to Credit Agreement, dated as of March 27, 2026, by and among the Borrower, the guarantors party thereto and the Administrative Agent (acting at the direction of the Required Lenders) and as may be further amended, restated, supplemented or otherwise modified, the “Existing Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Amended Credit Agreement (as defined below)).

B. Pursuant to Section 11.01 of the Existing Credit Agreement, the Borrower has requested certain amendments to the Existing Credit Agreement set forth below (as so amended, the “Amended Credit Agreement”).

C. The Borrower and the Administrative Agent (in such capacity and on behalf of the Required Lenders acting with the consent of such Required Lenders) have agreed, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows:

AGREEMENT

1. Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each Loan Party and Owner Trustee party hereto hereby (a) ratifies and reaffirms all of its payment and performance obligations (including, as to any Guarantor or Owner Trustee, its Guaranteed Obligations (as defined in the Amended Credit Agreement and the applicable Owner Trustee Guaranty, respectively), contingent or otherwise, under each of the Loan Documents to which it is a party and (b) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Collateral Documents to which it is a party and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof.

2. Amendments to Existing Credit Agreement. Effective as of the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended as follows:

2.1 Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined term in proper alphabetical order therein:

““Permitted Convertible Indebtedness” means unsecured Indebtedness of the Borrower that is convertible into shares of common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of such common stock or such other securities or property), and cash in lieu of fractional shares of such common stock; provided that the terms, conditions and covenants of such Permitted Convertible Indebtedness shall be such as are customary for transactions of such type (as determined by the board of directors of the Company, or a committee thereof, in good faith).”

2.2 Section 7.05 (Restricted Payments) of the Existing Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, deleting “.” at the end of clause (f) thereof and replacing it with “; and” and inserting a new clause (g) as follows:

“(g) the Borrower may make any payments of cash or deliveries in shares of its common stock (or other securities or property following a merger event, reclassification or other change of its common stock) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise perform its obligations under, any Permitted Convertible Indebtedness (including making payments of interest and principal thereon, making payments due upon required repurchase or redemption thereof and/or making payments and deliveries upon conversion or settlement thereof).”

2.3 Section 8.01(e) (Cross-Default) of the Existing Credit Agreement is hereby amended by inserting the following proviso immediately before the “;” at the end of such sub-section:

“; provided, that this clause (e) shall not apply to any repurchase, exchange, prepayment, defeasance, redemption, conversion or settlement with respect to any Permitted Convertible Indebtedness pursuant to its terms, or any event that permits such repurchase, exchange, prepayment, defeasance, redemption, conversion or settlement, unless such repurchase, exchange, prepayment, defeasance, redemption, conversion or settlement, or such relevant event, results from a default thereunder or an event of the type that constitutes an event of default thereunder”

3. Conditions. This Fourth Amendment shall become effective as of the date by which the Administrative Agent shall have received a counterpart of this Fourth Amendment, duly executed by the Borrower and the Administrative Agent (acting with the consent of the Required Lenders) (such date, the “Amendment No. 4 Effective Date”).

4. Representations and Warranties. Borrower or the Loan Parties, as applicable, represent and warrant, for the benefit of the Lenders and the Administrative Agent, as follows:

4.1 Each Loan Party has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Fourth Amendment, and to perform the Loan Documents as amended hereby;

4.2 all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Loan Parties to execute, deliver and perform this Fourth Amendment have been taken and/or received;

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4.3 this Fourth Amendment constitutes the legal, valid and binding obligation of the Loan Parties enforceable against them in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law);

4.4 the execution, delivery and performance of this Fourth Amendment will not (a) violate or contravene any material requirement of Applicable Law, (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which a Loan Party or any of its property may be bound;

4.5 the representations and warranties contained in the Amended Credit Agreement are true and correct in all material respects on and as of the date of this Fourth Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms are specifically made as of a date other than the date hereof); and

4.6 no Default has occurred and is continuing.

5. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

5.1 Upon the effectiveness of this Fourth Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Amended Credit Agreement, as amended hereby.

5.2 Except as specifically amended herein, the Amended Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects.

5.3 The execution, delivery and effectiveness of this Fourth Amendment is limited to the matters specified herein and shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Amended Credit Agreement or any other Loan Document or constitute a modification, acceptance, or waiver of any other provision of the Amended Credit Agreement or any other Loan Document, except as specifically set forth herein.

6. Payment of Expenses. The Borrower shall pay the fees and expenses of the Administrative Agent in connection with this Fourth Amendment in accordance with Section 11.04 of the Amended Credit Agreement.

7. Governing Law. THIS FOURTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT AN THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8. No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Fourth Amendment and all Loan Documents shall remain in full force and effect.

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9. Loan Document. This Fourth Amendment shall constitute a Loan Document under and as defined in the Amended Credit Agreement and shall be construed and administered in accordance with all of the terms and provisions of the Amended Credit Agreement.

10. Miscellaneous.

10.1 The provisions set forth in Sections 11.03, 11.04, 11.07, 11.10, 11.12, 11.14, 11.15, 11.18 and 11.19 of the Amended Credit Agreement are hereby incorporated mutatis mutandis herein by reference thereto as fully and to the same extent as if set forth herein.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BORROWER:	WILLIS LEASE FINANCE CORPORATION, a Delaware corporation

	By:	/s/ Z. Clifton Dameron IV
Name: Z. Clifton Dameron IV
Title: Senior Vice President, General Counsel and Corporate Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

GUARANTORS:	WILLIS AERONAUTICAL SERVICES, INC., a Delaware corporation

	By:	/s/ Z. Clifton Dameron IV
Name: Z. Clifton Dameron IV
Title: Senior Vice President, General Counsel and Secretary

COCONUT CREEK AVIATION ASSETS LLC, a Delaware limited liability company

By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation
Its sole member

	By:	/s/ Z. Clifton Dameron IV
Name: Z. Clifton Dameron IV
Title: Senior Vice President, General Counsel and Corporate Secretary

WILLIS LEASE MARINE LLC, a Cayman Islands limited liability company

By: WILLIS LEASE FINANCE CORPORATION, a Delaware corporation
Its sole manager

	By:	/s/ Z. Clifton Dameron IV
Name: Z. Clifton Dameron IV
Title: Senior Vice President, General Counsel and Corporate Secretary

WILLIS ENGINE REPAIR CENTRE (UK) LIMITED, an English private company limited by shares

	By:	/s/ Caroline Vandedrinck
Name: Caroline Vandedrinck
Title: Director

WILLIS AVIATION SERVICES LIMITED, an
English private company limited by shares

	By:	/s/ Caroline Vandedrinck
Name: Caroline Vandedrinck
Title: Director

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

The undersigned hereby consents to the terms and provisions of this Fourth Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Administrative Agent, as of the date first set forth above.

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party

By:	/s/ Robin A. Phelan
Name: Robin A. Phelan
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

The undersigned hereby consents to the terms and provisions of this Fourth Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party

By:	/s/ Maritza Hernandez
Name: Maritza Hernandez
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

The undersigned hereby consents to the terms and provisions of this Fourth Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agent, as of the date first set forth above.

BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements to which it is a party

By:	/s/ Joseph H. Pugsley
Name: Joseph H. Pugsley
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 4 TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as the Administrative Agent and as acting with the consent of the Required Lenders

By: /s/ Rose Thomas
Name: Rose Thomas
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO.4 TO CREDIT AGREEMENT]